UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 30, 2014

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55200	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On October 7, 2014, Moody National REIT I, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a hotel property located in Lyndhurst, New Jersey, commonly known as the Marriott Courtyard Lyndhurst (the “Lyndhurst Hotel”), on September 30, 2014. The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on October 7, 2014 to provide the required financial information related to the Company’s acquisition of the Lyndhurst Hotel.

(a)	Financial Statements of Business Acquired

Moody National CY Lyndhurst MT, LLC and Tenancy In Common

Independent Auditors’ Report	F-1
Combined Balance Sheets as of June 30, 2014 (unaudited) and December 31, 2013 and 2012	F-2
Combined Statements of Operations for the six months ended June 30, 2014 and 2013 (unaudited) and the years ended December 31, 2013 and 2012	F-3
Combined Statements of Owners’ Equity (Deficit) for the six months ended June 30, 2014 (unaudited) and the years ended December 31, 2013 and 2012	F-4
Combined Statements of Cash Flows for the six months ended June 30, 2014 and 2013 (unaudited) and the years ended December 31, 2013 and 2012	F-5
Notes to Combined Financial Statements	F-6

(b) Pro Forma Financial Information

Moody National REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-11
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2014	F-12
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013	F-13
Notes to Unaudited Pro Forma Consolidated Financial Information	F-14

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Moody National REIT I, Inc.

We have audited the accompanying combined financial statements of Moody National CY Lyndhurst MT, LLC and Tenancy In Common, which comprise the combined balance sheets as of December 31, 2013 and 2012, and the related combined statements of operations, owners’ equity (deficit), and cash flows for the years then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Moody National CY Lyndhurst MT, LLC and Tenancy In Common as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

December 16, 2014

F-1

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON
COMBINED BALANCE SHEETS
JUNE 30, 2014 (UNAUDITED) AND DECEMBER 31, 2013 AND 2012

	June 30, 2014	December 31, 2013	December 31, 2012
	(unaudited)

ASSETS
Investments in hotel property, net	$31,329,310	$31,117,096	$31,229,896
Cash and cash equivalents	452,516	388,563	473,850
Restricted cash	788,545	1,385,421	1,894,504
Guest receivables	88,587	132,233	219,762
Prepaid expenses and other assets	97,446	57,457	58,050

TOTAL ASSETS	$32,756,404	$33,080,770	$33,876,062

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable and accrued expenses	$1,232,302	$800,603	$764,268
Due to related parties	174,246	174,246	170,247
Note payable	32,220,885	32,477,277	32,962,544
Total liabilities	33,627,433	33,452,126	33,897,059

OWNERS’ DEFICIT	(871,029)	(371,356)	(20,997)

TOTAL LIABILITIES AND OWNERS’ DEFICIT	$32,756,404	$33,080,770	$33,876,062

See accompanying notes to combined financial statements.

F-2

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON
COMBINED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2014 AND 2013 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2013 AND 2012

	June 30, 2014	June 30, 2013	December 31, 2013	December 31, 2012
	(unaudited)	(unaudited)

REVENUE
Rooms	$3,593,173	$3,738,725	$7,699,876	$7,693,256
Other	422,624	535,190	1,034,051	1,053,682
Total revenue	4,015,797	4,273,915	8,733,927	8,746,938

EXPENSES
Salaries and wages	948,462	981,420	1,940,458	1,929,653
Rooms	325,281	301,495	643,979	598,843
Food and beverage	150.900	178,218	343,702	351,366
Franchise fees	267,920	256,658	551,694	589,706
Administrative and general	322,009	297,798	673,494	637,997
Advertising	146,123	163,455	323,805	279,205
Management fee	207,262	221,336	455,652	425,193
Repair and maintenance	102,189	89,343	210,808	159,698
Utilities	230,401	166,450	428,717	391,398
Taxes, insurance, and rentals	298,200	306,857	611,553	587,946
Depreciation	548,550	437,718	938,458	849,581
Total expenses	3,547,297	3,400,748	7,122,320	6,800,586

OPERATING INCOME	468,500	873,167	1,611,607	1,946,352

OTHER EXPENSES
Interest expense	(968,173)	(980,971)	(1,961,966)	(1,996,532)

NET LOSS	$(499,673)	$(107,804)	$(350,359)	$(50,180)

See accompanying notes to combined financial statements.

F-3

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON
COMBINED STATEMENTS OF OWNERS' EQUITY (DEFICIT)
SIX MONTHS ENDED JUNE 30, 2014 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2013 AND 2012

BALANCE, January 1, 2012	$29,183

Net loss	(50,180)

BALANCE, December 31, 2012	(20,997)

Net loss	(350,359)

BALANCE, December 31, 2013	(371,356)

Net loss (unaudited)	(499,673)

BALANCE, June 30, 2014 (unaudited)	$(871,029)

See accompanying notes to combined financial statements.

F-4

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON
COMBINED STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2014 AND 2013 (UNAUDITED) AND
YEARS ENDED DECEMBER 31, 2013 AND 2012

	June 30, 2014	June 30, 2013	December 31, 2013	December 31, 2012
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(499,673)	$(107,804)	$(350,359)	$(50,180)
Adjustments to reconcile net loss to net cash provided
by operating activities:
Depreciation	548,550	437,718	938,458	849,581
Changes in assets and liabilities:
Guest receivables	43,646	79,404	87,529	(85,226)
Prepaid expenses and other assets	(39,989)	(26,507)	593	26,191
Accounts payable and accrued expenses	431,699	(77,517)	36,335	147,321
Net cash provided by operating activities	484,233	305,294	712,556	887,687

CASH FLOWS FROM INVESTING ACTIVITIES
Changes in restricted cash	596,876	139,124	509,083	(317,892)
Investment in hotel property	(760,764)	(195,446)	(825,658)	(63,116)
Net cash used in investing activities	(163,888)	(56,322)	(316,575)	(381,008)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of note payable	(256,392)	(241,697)	(485,267)	(451,684)
Increase in due to related parties	—	23,823	3,999	44,117
Net cash used in financing activities	(256,392)	(217,874)	(481,268)	(407,567)

NET CHANGE IN CASH AND CASH EQUIVALENTS	63,953	31,098	(85,287)	99,112

CASH AND CASH EQUIVALENTS, beginning of period	388,563	473,850	473,850	374,738

CASH AND CASH EQUIVALENTS, end of period	$452,516	$504,948	$388,563	$473,850
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Cash paid during the period for interest	$968,173	$982,869	$1,963,864	$1,997,447

See accompanying notes to combined financial statements.

F-5

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION

The Marriott Courtyard Lyndhurst (the “Lyndhurst Hotel”) is a 227-unit hotel property located in Lyndhurst, New Jersey. The Lyndhurst Hotel was owned by the Tenancy In Common (the “Owner”). As used herein, unless specifically stated otherwise, the term “Lyndhurst Hotel” shall be deemed to mean the combined financial position of the Lyndhurst Hotel based upon the books and records of the Owner and Moody National CY Lyndhurst MT, LLC (the “Operator”). The Operator leased the Lyndhurst Hotel from the Owner under a master triple-net lease.

These financial statements of the Lyndhurst Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The combined financial statements of the Lyndhurst Hotel include the accounts of the Owner and the Operator. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Buildings and improvements	15 – 39 years
Furniture and fixtures	5 years

Depreciation expense for the six months ended June 30, 2014 and 2013 was $548,550 (unaudited) and $437,718 (unaudited), respectively, and for the years ended December 31, 2013 and 2012 was $938,458 and $849,581, respectively.

F-6

 MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

Impairment of Long-Lived Assets

Management monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, management assesses potential impairment by comparing estimated future undiscounted cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted cash flows, the Lyndhurst Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker estimates or appraisals in accordance with the fair value measurements policy. There were no such impairment losses for the six months ended June 30, 2014 and 2013 or the years ended December 31, 2013 and 2012.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

Restricted cash includes reserves for insurance, property taxes and capital improvements as required by certain mortgage debt agreement restrictions and provisions.

Revenue Recognition

Hotel revenues, including room and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Lyndhurst Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Lyndhurst Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include hotel guests and corporate accounts and are reported net of the allowance for doubtful accounts. The Lyndhurst Hotel maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. The Lyndhurst Hotel’s estimate of the allowance is based on historical collection experience and a review of guest receivables. Receivables are considered past due based on the due date determined by contractual terms. Balances that remain outstanding after the Lyndhurst Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. There was no allowance for doubtful accounts as of June 30, 2014 and December 31, 2013 and 2012.

Income Taxes

The ownership of the Lyndhurst Hotel is organized using a limited liability company structure. No tax return is filed by the Lyndhurst Hotel since the taxable income and deductions are reported by the sole members of the Owner and the Operator. The Owner and Operator are not tax paying entities under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Lyndhurst Hotel flow through to the Owner’s and Operator’s single members. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

F-7

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

Management has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Lyndhurst Hotel has no material uncertain tax positions as of June 30, 2014 and December 31, 2013 and 2012.

Franchise Fees

The Lyndhurst Hotel incurred a royalty fee of 5.5% of gross room revenues and a marketing fee of 2.0% of gross room revenues under terms of its franchise agreement with Marriott International, Inc.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $146,123 (unaudited) and $163,455 (unaudited) for the six months ended June 30, 2014 and 2013 and was $323,805 and $279,205 for the years ended December 31, 2013 and 2012, respectively.

 Fair Value of Financial Assets and Liabilities

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, restricted cash, guest receivables and accounts payable. The carrying amounts of these financial assets and liabilities approximate fair value because of their short maturities. The carrying amount of the Lyndhurst Hotel’s note payable approximates its fair value. The fair value of the note payable was based upon management’s best estimate of interest rates that would be available for similar debt obligations as of June 30, 2014 and December 31, 2013 and 2012.

The accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include Level 1, defined as observable inputs, such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The fair value of notes payable was determined using Level 2 inputs.

F-8

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

3. INVESTMENTS IN HOTEL PROPERTY

Investment in the Lyndhurst Hotel consists of the following:

	June 30, 2014	December 31, 2013	December 31, 2012
	(unaudited)

Land	$3,400,000	$3,400,000	$3,400,000
Building and improvements	28,500,000	28.500,000	28.500,000
Furniture and fixtures	1,794,454	1,033,690	208,032
Investments in hotel property	33,694,454	32,933,690	32,108,032
Less accumulated depreciation	(2,365,144)	(1,816,594)	(878,136)
Investments in hotel property, net	$31,329,310	$31,117,096	$31,229,896

4.  NOTE PAYABLE

On August 31, 2007, the Owner assumed a loan with a financial institution to purchase the Lyndhurst Hotel (the “Loan”) in the amount of $34,350,000. The Loan bears interest at 5.916% per annum. Interest only was due monthly from August 31, 2007 to September 5, 2009. Thereafter, principal and interest in the aggregate amount of $204,094 per month are due on the sixth day of each month commencing October 6, 2009 until its maturity date on September 6, 2017 when the remaining principal amount is due.

The Loan is secured by the Lyndhurst Hotel and its related assets. The principal balance of the Loan owed at June 30, 2014 and December 31, 2013 and 2012 was $32,220,885 (unaudited), $32,477,277 and $32,962,544, respectively.  As of June 30, 2014, principal payments of $258,795, $546,952, $575,291 and $30,839,847 are due for the years ending December 31, 2014, 2015, 2016 and 2017, respectively.

5. MANAGEMENT FEES

Under a management agreement with an unaffiliated third party existing at June 30, 2014 (the “Management Agreement”), the Lyndhurst Hotel paid a monthly property management fee totaling $162,166 (unaudited) and $172,768 (unaudited) for the six months ended June 30, 2014 and 2013, respectively, and $352,808 and $353,099 for the years ended December 31, 2013 and 2012, respectively, equal to 4.0% of the Lyndhurst Hotel’s gross revenues (as defined in the Management Agreement), as well as an annual incentive management fee equal to a percentage of the Lyndhurst Hotel’s annual available cash flow (as defined in the Management Agreement). No incentive management fee had been earned for the six months ended June 30, 2014 and 2013 or the years ended December 31, 2013 and 2012. The Management Agreement had a term that expired in 2017 with automatic one year renewal terms. If the Lyndhurst Hotel terminated the Management Agreement prior to its expiration, the Lyndhurst Hotel would be liable for estimated management fees through the remaining term, payable as liquidated damages. The Management Agreement was terminated on September 30, 2014 without penalty.

F-9

MOODY NATIONAL CY LYNDHURST MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

The Lyndhurst Hotel also paid Moody National Mortgage Corporation, a related entity, asset management fees of $45,096 (unaudited) and $48,568 (unaudited) for the six months ended June 30, 2014 and 2013, respectively, and $102,844 and $72,094 for the years ended December 31, 2013 and 2012, respectively.

6. COMMITMENTS AND CONTINGENCIES

The Lyndhurst Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Lyndhurst Hotel believes that the final outcome of known matters will not have a material adverse effect on the financial position, results of operations, or cash flows of the Lyndhurst Hotel.

7. SIGNIFICANT CONCENTRATIONS

Financial instruments that potentially subject the Lyndhurst Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Lyndhurst Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

8. SUBSEQUENT EVENTS

Effective September 30, 2014, the Owner contributed its undivided ownership interests in the Lyndhurst Hotel to MN Lyndhurst Venture, LLC (the “Joint Venture”), in exchange for 100% of the Class A membership interests of the Joint Venture. In addition, effective September 30, 2014, Moody National REIT I, Inc.’s operating partnership (the “OP”) contributed $100 in cash to the Joint Venture in exchange for 100% of the Class B membership interests of the Joint Venture. Pursuant to the limited liability company operating agreement of the Joint Venture, the OP also agreed to pay up to $5.371 million in costs and fees and capital reserve requirements associated with the transfer of the Lyndhurst Hotel to the Joint Venture. Through the Joint Venture’s wholly-owned subsidiary, Moody National 1 Polito Holding, LLC, the Joint Venture assumed the Loan secured by the Lyndhurst Hotel with an outstanding balance of $32,095,074 as of the date of acquisition.

Management evaluated subsequent events through December 16, 2014 for inclusion in the combined financial statements.

F-10

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

Effective September 30, 2014, the Owner contributed its undivided ownership interests in the 227-unit Marriott Courtyard hotel property located in Lyndhurst, New Jersey (the “Lyndhurst Hotel”) to MN Lyndhurst Venture, LLC (the “Joint Venture”), in exchange for 100% of the Class A membership interests of the Joint Venture. In addition, effective September 30, 2014, the operating partnership (the “OP”) of Moody National REIT I, Inc. (the “Company”) contributed $100 in cash to the Joint Venture in exchange for 100% of the Class B membership interests of the Joint Venture. Pursuant to the limited liability company operating agreement of the Joint Venture, the OP also agreed to pay up to $5.371 million in costs and fees and capital reserve requirements associated with the transfer of the Lyndhurst Hotel to the Joint Venture. Through the Joint Venture’s wholly-owned subsidiary, Moody National 1 Polito Holding, LLC, the Joint Venture assumed the existing mortgage loan secured by the Lyndhurst Hotel with an original principal amount of $34,350,000 and an outstanding balance of $32,095,074 as of the date of the acquisition.

The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 are presented as if the Company had acquired the Lyndhurst Hotel on January 1, 2013.  This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2014 and the Company’s annual report on Form 10-K for the year ended December 31, 2013. This pro forma information is not necessarily indicative of what the Company’s actual results of operations would have been had the Company’s acquisition of the Lyndhurst Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

F-11

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2014

	Historical Moody National REIT I, Inc. As Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Acquisition of Lyndhurst Hotel (c)	Other Pro Forma Adjustments		Combined Pro Form

Revenue
Room revenue	$8,679,734	$2,894,246	$3,593,173	$—		$15,167,153
Other hotel revenue	375,627	110,055	422,624	—		908,306
Total hotel revenue	9,055,361	3,004,301	4,015,797	—		16,075,459
Interest income from note receivable	316,469	—	—	—		316,469
Total revenue	9,371,830	3,004,301	4,015,797	—		16,391,928

Expenses
Hotel operating expenses	5,358,568	1,908,936	2,700,547	—		9,968,051
Property taxes, insurance and other	585,509	152,765	298,200	—		1,036,474
Depreciation and amortization	1,363,039	191,974	548,550	220,911	(d)	2,324,474
Property acquisition	751,892	—	—	(751,892)	(e)	—
Corporate general and administrative	644,811	—	—	—		644,811
Total expenses	8,703,819	2,253,675	3,547,297	(530,981)		13,973,810

Operating income (loss)	668,011	750,626	468,500	530,981		2,418,118

Interest expense and amortization of deferred loan costs	1,259,034	306,486	968,173	—	(f)	2,533,693

Income (loss) before income tax expense	(591,023)	444,140	(499,673)	530,981		(115,575)

Income tax expense	145,900	—	—	—		145,900

Net income (loss)	(736,923)	444,140	(499,673)	530,981		(261,475)
Income attributable to noncontrolling interest from consolidated joint venture	(38,737)	—	—	—		(38,737)
Loss attributable to noncontrolling interest in common operating partnership unites	2	—	—	—		2
Net income (loss) attriburable to common shareholders	$(775,658)	$444,140	$(499,673)	$530,981		$(300,210)

Net loss per common share attributable to common shareholders, basic and diluted	$(0.18)					$(0.06)

Weighted average shares outstanding	4,276,950			714,489	(g)	4,991,439

See accompanying notes to audited pro forma consolidated financial statements.

F-12

MOODY NATIONAL REIT I, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

	Historical Moody National REIT I, Inc. As Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Acquisition of Lyndhurst Hotel (c)	Other Pro Forma Adjustments		Combined Pro Forma

Revenue
Room revenue	$7,296,615	$13,582,715	$7,699,876	$—		$28,579,206
Other hotel revenue	303,511	560,305	1,034,051	—		1,897,867
Total hotel revenue	7,600,126	14,143,020	8,733,927	—		30,477,073
Interest income from note receivable	645,559	—	—	—		645,559
Total revenue	8,245,685	14,143,020	8,733,927	—		31,122,632

Expenses
Hotel operating expenses	4,689,903	8,645,168	5,572,309	—		18,907,380
Property taxes, insurance and other	523,220	927,867	611,553	—		2,062,640
Depreciation and amortization	1,419,203	2,130,592	938,458	1,176,465	(d)	5,664,718
Property acquisition	1,353,078	—	—	751,892	(e)	2,104,970
Corporate general and administrative	370,169	—	—	—		370,169
Total expenses	8,355,573	11,703,627	7,122,320	1,928,357		29,109,877

Operating income (loss)	(109,888)	2,439,393	1,611,607	(1,928,357)		2,012,755

Interest expense	1,241,569	1,914,456	1,961,966	—	(f)	5,117,991

Income (loss) before income tax expense	(1,351,457)	524,937	(350,359)	(1,928,357)		(3,105,236)

Income tax expense	16,200	—	—	—		16.200

Net income (loss)	(1,367,657)	524,937	(350,359)	(1,928,357)		(3,121,436)
Income attributable to noncontrolling interest from consolidated joint venture	(78,224)	—	—	—		(78,224)
Loss attributable to noncontrolling interest in common operating partnership unites	50	—	—	—		50
Net income (loss) attriburable to common shareholders	$(1,445,831)	$524,937	$(350,359)	$(1,928,357)		$(3,199,610)

Net loss per common share attributable to common shareholders, basic and diluted	$(0.65)					$(0.74)

Weighted average shares outstanding	2,213,596			2,115,683	(g)	4,329,279

See accompanying notes to audited pro forma consolidated financial statements.

F-13

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2014

a.	Reflects the Company’s historical operations for the six months ended June 30, 2014 derived from the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 14, 2014.

b.	Reflects acquisition of the Residence Inn Grapevine hotel on March 31, 2014 and the TownPlace Suites Newark hotel on June 24, 2014 as if such acquisitions occurred on January 1, 2013.

c.	Reflects historical operations of the Lyndhurst Hotel for the six months ended June 30, 2014.

d.	Reflects the removal of historical depreciation and amortization expense of $548,550 and the recognition of pro forma depreciation and amortization expense of $769,461. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using a declining method over the useful life of 5 years.

e.	Reflects the recognition of all acquisition costs for the six months ended June 30, 2014 as if they were incurred as of January 1, 2013.

f.	No change in interest expense as the loan for Lyndhurst Hotel was assumed.

g.	Reflects pro-forma sales of shares necessary to fund purchase of the acquisitions in Note b and the Lyndhurst Hotel.

F-14

MOODY NATIONAL REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013

a.	Reflects the Company’s historical operations for the year ended December 31, 2013 derived from the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 19, 2014.

b.	Reflects acquisition of the Hyatt Place Germantown hotel on April 9, 2013, the Hyatt Place North Charleston hotel on July 2, 2013, the Hampton Inn Austin hotel on December 30, 2013, the Residence Inn Grapevine hotel on March 31, 2014, and the TownPlace Suites Newark on June 24, 2014 as if such acquisitions occurred on January 1, 2013.

c.	Reflects historical operations of the Lyndhurst Hotel for the year ended December 31, 2013.

d.	Reflects the removal of historical depreciation and amortization expense of $938,458 and recognition of pro forma depreciation and amortization expense of $2,114,923. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture and fixtures is computed using an accelerated method over the useful life of 5 years.

e.	Reflects the recognition of all acquisition costs for the six months ended June 30, 2014 as if they were incurred as of January 1, 2013.

f.	No change in interest expense as the loan for Lyndhurst Hotel was assumed.

g.	Reflects pro-forma sales of shares necessary to fund purchase of the acquisitions in Note b and the Lyndhurst Hotel.

F-15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: December 16, 2014	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President